UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2019

INVESTORS TITLE COMPANY
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-11774	56-1110199
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

121 North Columbia Street, Chapel Hill, North Carolina	27514
(Address of Principal Executive Offices)	(Zip Code)

 Registrant's telephone number, including area code:  (919) 968-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value Rights to Purchase Series A Junior Participating Preferred Stock	ITIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2019, Investors Title Company (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”).  The shareholders of the Company approved the Investors Title Company 2019 Stock Appreciation Rights Plan (the “Plan”).  A description of the material terms of the Plan can be found in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 15, 2019 under the caption “Proposal Requiring Your Vote—Proposal 4—Approval of the 2019 Stock Appreciation Rights Plan.” Such description is incorporated herein by reference and is qualified in its entirety by reference to the Plan and the form of Stock Appreciation Rights Agreement, filed as Exhibits 10.1 and 10.2, respectively, to this report on Form 8-K.

Item 5.07.                          Submission of Matters to a vote of Security Holders.

On May 15, 2019, the results of the Annual Meeting were as follows:

1.	Election of Directors. Our shareholders elected the following directors for three-year terms or until their successors are elected and qualified

	FOR	WITHHELD	BROKER NON-VOTES
J. Allen Fine	1,041,378	253,322	247,045
David L. Francis	1,022,431	272,269	247,045
James H. Speed, Jr.	871,363	423,337	247,045

2.  Say on Pay Proposal.  Our shareholders approved the advisory resolution approving the compensation paid to our named executive officers as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,273,762	13,021	7,917	247,045

3.  Say on Pay Frequency Proposal. Our shareholders approved an advisory vote on the frequency of the advisory vote to approve executive officer compensation as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
330,265	14,866	947,826	1,743

4.  Approval of 2019 Stock Appreciation Rights Plan.  Our shareholders approved the Plan as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,263,130	30,242	1,328	247,045

5.  Auditor Ratification.  Our shareholders ratified the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for 2019 as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,535,943	3,879	1,923	0

Item 9.01.                          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number                          Description

10.1	Investors Title Company 2019 Stock Appreciation Rights Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on May 15, 2019 (Registration Statement No. 333-231486))

10.2	Form of Stock Appreciation Rights Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS TITLE COMPANY

Date: May 16, 2019	By:	/s/ James A. Fine, Jr.
James A. Fine, Jr.
President, Treasurer and Chief Financial Officer